Rule 497(e)
File Nos. 333-203628 and 811-23050

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract

Issued by Variable Annuity-8 Series Account
of Great-West Life & Annuity Insurance Company

Supplement dated January 7, 2016
to the Prospectus and Statement of Additional Information
dated December 28, 2015

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated December 28, 2015.

Effective immediately, the EXAMPLE section beginning on page 4 of the Prospectus is hereby deleted in its entirety and replaced with the following:

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include a GLWB Participant’s transaction expenses, Contract fees, variable account annual expenses, and Covered Fund fees and expenses.

The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)    If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$383.00	$1,157.00	$1,944.00	$3,973.00

(2)    If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$383.00	$1,157.00	$1,944.00	$3,973.00

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated December 28, 2015.

Please read this Supplement carefully and retain it for future reference.